POWER OF ATTORNEY
Know all by these presents, that
the undersigned hereby constitutes
 and appoints Michael Gravelle,
Colleen Haley or Carol Nairn,
signing singly, the undersigned?s
true and lawful attorney in fact to:
(1)	execute for and on behalf
 of the undersigned, in the
undersigned?s capacity as an
officer and/or director of
Fidelity National Financial,
 Inc. (the ?Company?), a
Form 3 (Initial Statement of
 Beneficial Ownership of
Securities), Form 4 (Statement
 of Changes in Beneficial
Ownership), and/or Form 5
(Annual Statement of Changes
in Beneficial Ownership),
in accordance with Section
 16(a) of the Securities
Exchange Act of 1934 and
the rules thereunder;
(2)	do and perform any
 and all acts for and on
behalf of the undersigned
 which may be necessary or
 desirable to complete and
 execute such Form(s) and
 to timely file such Form(s)
 with the United States
Securities and Exchange
Commission and any stock
 exchange or similar authority;
 and
(3)	take any other action
 of any type whatsoever in
 connection with the foregoing
 which, in the opinion of
such attorney in fact, may
 be of benefit to, in the
 best interest of, or legally
 required by, the undersigned,
 it being understood that the
 documents executed by such
 attorney in fact on behalf
 of the undersigned pursuant
 to this Power of Attorney
shall be in such form and
shall contain such terms
and conditions as such attorney
 in fact may approve in such
attorney in fact?s discretion.
The undersigned hereby grants
 to such attorney in fact full
 power and authority to do and
 perform any and every act and
 thing whatsoever requisite,
necessary, or proper to be done
 in the exercise of any of the
 rights and powers herein
granted, as fully to all intents
 and purposes as the undersigned
 might or could do if personally
 present, with full power of
substitution or revocation,
hereby ratifying and confirming
 all that such attorney in fact,
 or such attorney in fact?s
substitute or substitutes, shall
 lawfully do or cause to be
done by virtue of this Power
 of Attorney and the rights
and powers herein granted.
The undersigned acknowledges
that the foregoing attorney
in fact, in serving in such
capacity at the request of
the undersigned, is not assuming,
 nor is the Company assuming,
any of the undersigned?s
responsibility to comply
with Section 16 of the Securities
 Exchange Act of 1934.
This Power of Attorney shall
remain in full force and effect
 until revoked by the undersigned
in a signed writing delivered to
 the foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned
 has caused this Power of Attorney
 to be executed as of this 15th
 day of August, 2014.
							____________________________

/s/ Anthony J. Park